Exhibit 32


                 Certification Pursuant to 18 U.S.C. Sec. 1350
                (Section 906 of the Sarbanes-Oxley Act of 2002)


         In connection with the filing by CADENCE RESOURCES CORPORATION (the "Company") of the Quarterly Report on Form 10-QSB/A for the period ending December 31, 2004 (the "Report"), each of the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Howard Crosby
                                          ------------------------
                                          Howard Crosby
                                          President and Chief Executive Officer


                                          /s/ John P. Ryan
                                          ------------------------
                                          John P. Ryan
                                          Treasurer and Chief Financial Officer